SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant    |X|
Filed by a Party other than the Registrant    |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission only
        (as permitted by rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss. 240.14a-11(c) or Rule 14a-12



                      AMERICAN HOME MORTGAGE HOLDINGS, INC.
  ---------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



  ---------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1) Title of each class of securities to which transaction applies:_____________

 2) Aggregate number of securities to which transaction applies:________________

 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):________________________

 4) Proposed maximum aggregate value of the transaction:______________________

 5) Total fee paid:  ______________

|_| Fee paid previously with preliminary material.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1) Amount Previously Paid:___________________________________________________
 2) Form, Schedule or Registration Statement No.:_____________________________
 3) Filing Party:_____________________________________________________________
 4) Date Filed:  ______________________

                               ____________ ___, 2000

Fellow Stockholders:

   You are cordially invited to attend a Special Meeting of Stockholders on March 16, 2000, at 10:00 a.m. Eastern Time), at American Home Mortgage Holdings, Inc.'s (the "Company") corporate offices at 17 East 49th Street, New York, New York 10017. The items to be acted upon at the meeting are listed in the Notice of Special Meeting and are described in the Proxy Statement.

   The proposal to be acted upon at the meeting is the amendment of the Company's Certificate of Incorporation to change the Company's name to MortgageSelect.com, Inc. To fully understand this proposal, I encourage you to read the Proxy Statement carefully. Stockholders of record at the close of business on February 18, 2000 shall be entitled to vote at the Special Meeting.

   I urge you to vote, sign, date and return the proxy card in the enclosed post-paid envelope, even if you plan to attend the meeting. Your vote is important and voting by proxy will ensure your representation at the Special Meeting even if you cannot attend in person.

                                       Sincerely,


                                       Michael Strauss, President and Chief
                                          Executive Officer



     12 East 49th Street, 28th Floor              New York, New York 10017
                            Telephone (212) 755-8600
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

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 16, 2000

To the Stockholders:

   The Special Meeting of Stockholders of American Home Mortgage Holdings, Inc. (the "Company") will be held at the Company's corporate offices at 17 East 49th Street, New York, New York 10017, on March 16, 2000, at 10:00 a.m. (Eastern
Time), for the following purposes:

  1. To amend the Company's Certificate of Incorporation to change the name of the Company to MortgageSelect.com, Inc.; and

  2. To transact such other business as may properly come before the meeting.

   The Board of Directors has fixed the close of business on February 18, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting of Stockholders. The transfer books of the Company will not be closed.

   Each stockholder, including any stockholder who expects to attend the meeting in person, is requested to execute, date, sign and return the enclosed proxy as promptly as possible in the accompanying stamped envelope. The proxy may be revoked by the stockholder at any time before it is exercised, and stockholders who are present at the meeting may withdraw their proxies and vote in person.

                                       By Order of the Board of Directors,


                                       Michael Strauss, President and Chief
                                          Executive Officer

New York, New York
_________ ___, 2000

            IMPORTANT: PLEASE MAIL YOUR SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED FOR THIS PURPOSE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.



         12 East 49th Street, 28th Floor  New York, New York 10017
                            Telephone (212) 755-8600

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

                                 PROXY STATEMENT

                       FOR SPECIAL MEETING OF STOCKHOLDERS

                            TO BE HELD MARCH 16, 2000

   This proxy statement is furnished to the holders of the common stock (the "Common Stock") of American Home Mortgage Holdings, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at a Special Meeting of Stockholders (the "Special Meeting") to be held on March 16, 2000 at 10:00 a.m. Eastern Time at the Company's corporate offices at 12 East 49th Street, New York, NY 10017, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. It is anticipated that this Proxy Statement will be mailed to stockholders on or about March 1, 2000.

   The enclosed proxy is solicited by the Company and will be voted at the Special Meeting and any adjournments thereof. The enclosed proxy may be revoked at any time before it is exercised. Proxies may be revoked by the following means: (1) executing a valid proxy bearing a later date; (2) sending written notice of revocation to the Secretary of the Company; or (3) appearing at the Special Meeting and voting in person. The only business which the Board of Directors intends to present or knows will be presented is (i) amendment of the Company's Certificate of Incorporation to change the name of the Company to MortgageSelect.com and (ii) such other business as may properly come before the meeting.

   The enclosed proxy confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other business which may properly come before the meeting. Shares represented by a properly executed proxy in the accompanying form will be voted at the meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If no instructions are given, such stockholder's shares will be voted according to the recommendations of the Company's Board of Directors.

                      RECORD DATE AND VOTING AT THE MEETING

   The holders of record on February 18, 2000 (the "Record Date") of shares of the Company's Common Stock will be entitled to one vote per share on each proposal at the Special Meeting. At the close of business on the Record Date, there were outstanding [_____] shares of the Company's Common Stock. No other voting securities of the Company were outstanding at the close of business on the Record Date. The holders of a majority of the total shares issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

   The affirmative vote of [___________] shares, a majority of the total shares outstanding, represented in person or by proxy and entitled to vote at the Special Meeting is required for the approval of the amendment of the Company's Certificate of Incorporation. Michael Strauss, the Company's Chairman and Chief Executive Officer, owns of record [5,089,606] shares and intends to vote in favor of the proposal; consequently, the resolution will be passed without the affirmation of any other shares.


            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information at February __, 2000, with respect to the beneficial ownership of shares of Common Stock and Company options and warrants exercisable within sixty (60) days from the date of this proxy statement owned by (i) the Chief Executive Officer and the other four most highly compensated executive officers, (ii) each person known by the Company to own beneficially more than 5% of the outstanding chares of Common Stock, (iii) each director of the Company, and (iv) all officers and directors of the Company as a group:

     Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options and/or warrants currently exercisable or exercisable within 60 days of February __, 2000 are deemed outstanding for computing the percentage beneficially owned by the person holding the options and/or warrants but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. The Company believes that the persons named in this table, based on information provided by these persons, have sole voting and investment power with respect to the shares of Common Stock indicated.

NAME OF BENEFICIAL         AMOUNT AND NATURE
OWNER                      OF BENEFICIAL OWNERSHIP      PERCENT OF CLASS
-------------------        -----------------------      ----------------






                           FORWARD-LOOKING STATEMENTS

   Certain statements contained in this Proxy Statement or incorporated herein by reference that are not statements of historical facts are "forward-looking" statements and are thus prospective. Such forward-looking statements include, without limitation, statements regarding the Company's future financial position, results of operations, business strategy (including future acquisitions or dispositions of assets and restructuring of operations), budgets, expected cost savings, plans as to dividends, and plans and objectives of management for future operations. Such forward-looking statements are based on the Company's beliefs and assumptions, are based on information currently available to the Company, and are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.

   The forward-looking statements included in this Proxy Statement speak only as of the date of this Proxy Statement. The Company does not intend to update or revise any forward-looking statements to reflect events or circumstances after the date of this Proxy Statement, including changes in the Company's business strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events.

                                   PROPOSAL I

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

   The Board of Directors, at a duly convened meeting held February ___, 2000, adopted a resolution proposing to amend the Company's Certificate of Incorporation in order to change the name of the Company to MortgageSelect.com, Inc. and, in accordance with Delaware law, directed that such proposal be submitted to the stockholders for their approval. Section 242 of The General Corporation Law of Delaware requires that all amendments to the Certificate of Incorporation be approved by the requisite vote of the stockholders.

   The Board of Directors believes that the proposed name change is advisable in that it adopts the Company's marketing focus and the name under which the Company engages in its Internet-related business, and that such change would be in the Company's best interests. Accordingly, it is proposed that the stockholders of the Company adopt the following resolution:

   RESOLVED, that Article 1 of the Certificate of Incorporation be amended to read as follows:

   FIRST:  The  name  of  the  corporation  is  MortgageSelect.com,   Inc.  (the
"Corporation").

                                 OTHER BUSINESS

   The Board of Directors does not intend to present any business at the Special Meeting other than Proposal No. 1 to amend the Company's Certificate of Incorporation. The enclosed proxy form confers upon the persons designated to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to all other matters that may lawfully come before the Special Meeting. As of the date of mailing of this Proxy Statement, the Board of Directors was not aware of any other matter that may lawfully be presented for action at the Special Meeting, but the enclosed proxy confers the same discretionary authority with respect to any such other matter.

                            PROPOSALS OF STOCKHOLDERS

   The Company's 2000 Annual Meeting of Stockholders is expected to be held on or about April 27, 2000. In accordance with Rule 14a-8 promulgated pursuant to the Securities Exchange Act of 1934, as amended, any stockholder proposal submitted for inclusion in the proxy material to be distributed by the Company in connection with the 2000 Annual Meeting must have been received by the Company at its principal executive office, 12 East 49th Street, New York, New York 10017, Attention: Secretary, no later than December 1, 1999.

   In addition, in accordance with Article II, Section 7 and Article III,
Section 2 of the Company's Amended and Restated By-Laws, written notice of any other matter (including nominations of persons for election to the Board of Directors) which a stockholder may wish to raise at the 2000 Annual Meeting (other than stockholder proposals submitted in accordance with Rule 14a-8) must conform to the requirements set forth in the Company's Amended and Restated By-Laws, and be received by the Company, at the address set forth in the preceding paragraph, by no later than February 27, 2000. The persons designated as proxies by the Company in connection with the 2000 Annual Meeting will have discretionary voting authority with respect to any stockholder proposal of which the Company did not receive timely notice.

                                     GENERAL

   The cost of preparing, assembling and mailing this Proxy Statement and accompanying papers will be borne by the Company. Solicitations will be made by mail but in some cases may also be made by telephone or personal call by officers, directors or regular employees of the Company, who will not be specially compensated for such solicitation. The entire cost of such solicitation will be borne by the Company, which will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees, and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of the solicitation materials to those beneficial owners.

                                       By Order of the Board of Directors





                                       Michael Strauss, President and Chief
                                          Executive Officer

New York, New York
February ___, 2000

                 A PROXY WILL BE PROVIDED WHEN A DEFINITIVE PROXY
                     STATEMENT IS FURNISHED TO STOCKHOLDERS
                    OF AMERICAN HOME MORTGAGE HOLDINGS, INC.

                                      PROXY

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AMERICAN
                          HOME MORTGAGE HOLDINGS, INC.
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 16, 2000.

   The undersigned hereby appoints Michael Strauss, Nicholas Rizzetta and Robert Burke, and each or any of them, with full power of substitution, as his or her true and lawful agents and proxies ("Proxies") to represent the undersigned at the Special Meeting of Stockholders of American Home Mortgage Holdings, Inc. ("AHMH") to be held at AHMH's headquarters, 12 East 49th Street, Floor 28, New York, NY 10017, at 10:00 a.m. (Eastern Time) on March 16, 2000, and at any adjournments or postponements thereof, and authorizes said Proxies to vote all shares of AHMH shown on the other side of this card with all the powers the undersigned would possess if personally thereat.

   THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE AMENDMENT OF AHMH'S CERTIFICATE OF INCORPORATION. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF AHMH DATED February ___, 2000 SOLICITING PROXIES FOR THE SPECIAL MEETING.

   All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement thereof are hereby revoked.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

   Please mark votes |X| as in this example.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO AUTHORIZE THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO MORTGAGESELECT.COM, INC. (AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT).


|_|   FOR                      |_|     AGAINST                 |_|     ABSTAIN

                               |_|     WILL ATTEND THE SPECIAL MEETING.


DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE SPECIAL MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

                                          PLEASE SIGN EXACTLY AS YOUR NAME
                                          APPEARS HEREIN. WHEN SIGNING AS
                                          ATTORNEY, ADMINISTRATOR, EXECUTOR,
                                          GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR
                                          FULL TITLE AS SUCH. IF A CORPORATION,
                                          PLEASE SIGN BY PRESIDENT OR OTHER
                                          AUTHORIZED OFFICER AND INDICATE TITLE.
                                          IF SHARES ARE REGISTERED IN THE NAMES
                                          OF JOINT TENANTS OR TRUSTEES, EACH
                                          TENANT OR TRUSTEE IS REQUIRED TO SIGN.

                                          SIGNATURE:____________________________
                                          DATE:_________________________________


                                          SIGNATURE:____________________________
                                          DATE:_________________________________


PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE